EXHIBIT 10.3

           Union National Financial Corporation 1997 Stock
              Incentive Plan.  (Incorporated by Reference to
            Union National Financial Corporation's Registration
                Statement No. 333-27837 on Form S-8, filed
                    with the Commission on May 27, 1997.)